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                                   SSgA FUNDS

                        SUPPLEMENT DATED AUGUST 27, 2001

                                   SSgA FUNDS
                       PROSPECTUS DATED DECEMBER 19, 2000
                    (AS SUPPLEMENTED THROUGH APRIL 30, 2001)

                             SSgA MONEY MARKET FUND

Effective September 1, 2001, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2002. This reimbursement is reflected in the footnotes. Therefore, the Annual Fund Operating Expenses under "Fees and Expenses of the Fund" appear entirely as follows:


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                 .25%
      Distribution and Service (12b-1) Fees(1)                       .07
      Other Expenses                                                 .07
                                                                     ---
      Total Annual Fund Operating Expenses(2)                        .39%
                                                                     ====








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(1)  The ratio includes .03% for 12b-1 Distribution and .04% for 12b-1
     Shareholder Servicing Fees.

(2) The Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2002.
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                                   SSgA FUNDS

                        SUPPLEMENT DATED AUGUST 27, 2001

                         SSgA TUCKERMAN ACTIVE REIT FUND

                       PROSPECTUS DATED DECEMBER 19, 2000
                    (AS SUPPLEMENTED THROUGH APRIL 30, 2001)

Effective September 1, 2001, the sub-advisor to the SSgA Tuckerman Active REIT Fund is The Tuckerman Group, LLC. Therefore, the prospectus section "Investment Advisor" under the heading "Management of the Fund" is replaced in its entirety as follows:

         INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the "Advisor"), Two International Place, Boston, Massachusetts 02110, provides operational, compliance and general management services to the SSgA Tuckerman Active REIT Fund. The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor assumed responsibility as the investment advisor of the SSgA funds effective May 1, 2001 in connection with an internal reorganization of the Advisor's affiliate, State Street Bank and Trust Company ("State Street").

         The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.

         The Sub-Advisor, registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Advisor's Global Alliance Group, Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Purchase, New York, and has additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $786 million in real estate assets under management as of July 31, 2001.

         The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market

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         experience, and coupled with State Street Global Advisor's global asset management, research and execution capabilities.

         The Advisor, the Sub-Advisor, State Street and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies. With over $53 billion under management as of July 31, 2001, State Street Global Advisors provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

         For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of .58% after management fee waiver and reimbursement of the average daily net asset value of the fund. The Advisor pays the Sub-Advisor a management fee of 0.325% of the fund's average daily net assets on a monthly basis.

         Mr. Arthur Hurley, CFA, Equity Analyst of The Tuckerman Group LLC, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Hurley joined State Street in 1995 and worked on the development and launch of the fund and has been the Fund's portfolio manager since April 2000. Prior to his current responsibilities, Mr. Hurley was an Equity Analyst, specializing in Real Estate Investment Trusts, for The Tuckerman Group. He also is in charge of the creation and modification of model REIT portfolios. Before joining Tuckerman, Mr. Hurley worked for State Street Global Advisors' Active Fixed Income Group, where he managed portfolios, traded fixed-income instruments, and conducted credit analysis. Mr. Hurley is a member of the Association of Investment Management and Research and the Boston Security Analysts Society. Mr. Hurley graduated CUM LAUDE from the University of Massachusetts/Dartmouth with a BA in Finance. There are two other portfolio managers who assist in managing the fund.